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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     DECEMBER 20, 2005
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                              NEXTEL PARTNERS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

                 (State or Other Jurisdiction of Incorporation)

            000-29633                                  91-1930918
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     (Commission File Number)                (IRS Employer Identification No.)

                               4500 CARILLON POINT
                           KIRKLAND, WASHINGTON 98033

               (Address of Principal Executive Offices) (Zip Code)

                                 (425) 576-3600

              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE

          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On December 20, 2005, Nextel Partners, Inc. ("Partners") entered into a letter agreement (the "Letter Agreement") with Nextel WIP Corp. ("NWIP"), Nextel Communications Inc. ("Nextel") and Sprint Nextel Corporation ("Sprint Nextel," and, together with NWIP and Nextel, the "Sprint Parties") and the other parties thereto.

                  The Letter Agreement acknowledges that pursuant to the written reports of the First Appraiser and the Second Appraiser (as such terms are defined in the Restated Certificate of Incorporation of Partners (the "Charter")), the Fair Market Value (as defined in the Charter) of Partners for purposes of the put right described in the Charter (the "Put Right") is determined to be $9,167,571,573, which results in a price per share of Class A Common Stock (the "Shares") of Partners of $28.50 (the "Per Share Price").

                  Each of the Sprint Parties agrees to complete the acquisition of Shares for cash in accordance with the Put Right contained in the Charter. The parties agree that the determination of Fair Market Value pursuant to the written reports of the First and Second Appraisers is final and binding and that they will not challenge such determination.

                  Each party agrees to use its reasonable best efforts to promptly consummate the Put Right and to obtain the necessary regulatory approvals to consummate the Put Right as promptly as practicable.

                  Partners, among other things, agrees to use its commercially reasonable efforts to conduct its business in the ordinary course of business and in a manner consistent with prior practice, and to restrictions with specified exceptions on changes in its capitalization and employee benefit arrangements.

                  The Sprint Parties agree to cause Partners and its affiliates to honor existing employee benefit and compensation plans and agreements in accordance with their terms and to vest and cash out equity awards in accordance with their respective terms.

                  The parties agree to stay the pending arbitration proceeding entitled NEXTEL PARTNERS, INC. AND NEXTEL PARTNERS OPERATING CORP. AGAINST NEXTEL COMMUNICATIONS, INC. AND NEXTEL WIP CORP. and to dismiss that proceeding with prejudice when the Put Right is consummated.

                  The description of the Letter Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is included as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 8.01.  OTHER EVENTS.

                  On December 20, 2005, each of the First Appraiser and the Second Appraiser appointed pursuant to the Charter delivered their respective final reports with respect to the determination of the Fair Market Value of Partners' capital stock. A copy of the report of the First Appraiser is included as Exhibit 99.2 to this report and is incorporated herein by reference. A copy of the report of the Second Appraiser is included as Exhibit 99.3 to this report and is incorporated herein by reference.


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                  A copy of the press release announcing the Letter Agreement and the information contained in the reports received from the First Appraiser and the Second Appraiser is attached hereto as Exhibit 99.4 and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      EXHIBITS

99.1 Letter Agreement, dated December 20, 2005 among the Partners, NWIP, Nextel and Sprint Nextel and the other parties thereto.

99.2 Report of the First Appraiser, dated December 20, 2005. (included as Exhibit A to Exhibit 99.4 hereto)

99.3 Report of the Second Appraiser, dated December 20, 2005 (included as Exhibit B to Exhibit 99.4 hereto)

99.4     Press release, dated December 20, 2005.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NEXTEL PARTNERS, INC.



                                        By:     /s/ Donald. J. Manning
                                        Name:   Donald J. Manning
                                        Title:  Vice President, General Counsel
                                                and Secretary


Date:  December 20, 2005





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                                  EXHIBIT INDEX


EXHIBIT NO.

99.1 Letter Agreement, dated December 20, 2005 among the Partners, NWIP, Nextel and Sprint Nextel and the other parties thereto.

99.2 Report of the First Appraiser, dated December 20, 2005. (included as Exhibit A to Exhibit 99.4 hereto)

99.3 Report of the Second Appraiser, dated December 20, 2005 (included as Exhibit B to Exhibit 99.4 hereto)

99.4     Press release, dated December 20, 2005.





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